CATALINA MARKETING®

Investor Road Show

June 23, 2005

Catalina Marketing Corporation

Certain statements in the attached presentation are forward looking, and actual results may differ materially. Statements not based on historic facts involve risks and uncertainties, including, but not limited to, the changing market for promotional activities, especially as it relates to policies and programs of packaged goods and pharmaceutical manufacturers and retailers, government and regulatory statutes, rules, regulations and policies, the effect of economic and competitive conditions and seasonal variations, actual promotional activities and programs with the company’s customers, the pace of installation of the company’s store network, the success of new services and businesses and the pace of their implementation, the company’s ability to maintain favorable client relationships, the timing of the completion of the company’s future SEC filings, the outcome and impact of an ongoing SEC investigation into certain of the company’s prior fiscal years, and the outcome and impact of the pending shareholder class action and derivative lawsuits.

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Catalina Marketing: Simply Smart Marketing

Unequalled Consumer Insights

Unique and Superior Marketing Results

Delivered Wherever and Whenever Consumer Goods and Healthcare Products are Sold

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Catalina’s Unique Value Proposition

Consumers

Retailers

Manufacturers

Relevance

Savings Rewards Information

$3.4 B in Mfg Incentives

Data Management Analytics

Consumer Loyalty Program Design

Access to 300+ MM Trans/Week

Consumer Insight Efficient Sales

Equity and Awareness Solutions

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Catalina Today: Actual Consumer Data, Intelligent Solutions, Efficient Media

CAPTURE

Consumer Purchase Behavior

Transactional Historical

35,900+ Stores

300MM+ Trans/Week

CREATE

Design Solutions Based Insight

Build Equity Drive Volume Increase Trips Increase Order Sizes Educate and Inform

COMMUNICATE

Over 5 Billion Annually

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Consolidated Financials Strong

(in millions, except per share amounts)

Sustained Revenue Growth *

450 400 350 300 250 200 150 100 50 0 $397 $410 $375 $386 $343

2001 2002 2003 2004 YTD 05

EPS *

1.5 1.25 1 0.75 0.5 $1.31 $1.24

$0.99 $1.02 $0.96

2001 2002 2003 2004 2005

Operating Income *

120 100 80 60 40 20 0 $106 $109

$89 $88 $87

2001 2002 2003 2004 2005

Share Unit Performance

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$0.00

$2.40 $2.22 $2.12 $1.77 $1.70 $1.48 $1.39 $1.40 $1.31 $0.99 $0.96 $1.24 $1.02 $0.89 $0.95

FY01 FY02 FY03 FY04 FY05

Operating CF per Share * Free Cash Flow per Share * EPS *

4-year CAGR: 10.7%

4-year CAGR: 17.6%

4-year CAGR: 7.3%

* 2001 through 2004 have been adjusted for the one time deferral of CHR revenue. Amounts do not include discontinued operations.

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FY05 by Segment*

(in millions, except EPS data)

Revenues

CHR $76.2 CMI $64.1

CMS $269.6

Operating Income

CHR $15.7 CMI $15.5

CMS $124.3

EPS

CHR $0.18

CMI $0.14

CMS $1.41

* Does not include Corporate results: revenues of $0.2M, operating loss of $46.7M and diluted loss per share of $0.42. Data also excludes discontinued operations of ($0.06).

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Revenue Growth Reestablished

(millions)

CMC Revenues

($ millions) $385.5

$30.0

$64.7

$291.5

FY ‘03 $397.1

$49.6

$66.2

$282.1

FY ‘04 $410.1

$64.1

$76.2

$269.6

FY ‘05

2-yr CAGR

CMC 3.1% CMI 46.2% CHR 8.5% CMS (3.8%)

CMS CHR CMI

* FY03 and FY04 exclude DMS, CMRS, Japan Billboard, and the CHR revenue adjustment. Consolidated figures exclude corporate/ elimination amounts in FY ‘03 to FY ‘05 of ($0.7M), ($0.8M), and $0.2M, respectively.

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Income From Continuing Operations Bridge

Fiscal 05 Improvements ($ millions) $6.9 ($4.7) $68.6 $9.0 $60.4 ($6.9) $2.7 $1.2

FY04

CHR Audit

Sales Tax Accr

CMS

CHR

Int’l

Corp

FY05

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Capital Expenditures and Investments Solid*

(in millions) $26.4

$5.4 $4.8

$16.2

FY ‘04 $22.5

$7.2

$5.6

$9.7

FY ‘05 $44.1

$10.5 $10.1 $23.5 FY ‘06

Growth Productivity Maintenance

* Pro forma results exclude discontinued operations.

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Share Repurchase

(in millions) $55.8MM Available as of March 31, 2005

Repurchase Program ($ millions) $15.8 $46.5 $72.0 $44.2 $13.3

FY ‘01 FY ‘02 FY ‘03 FY ‘04 FY ‘05

Repurchased Shares (millions)

0.5

1.6

3.1

0.8

1.7

FY ‘01 FY ‘02 FY ‘03 FY ‘04 FY ‘05

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Catalina Marketing Services

Revenue: $269.6 M

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Catalina Marketing Services

CAPTURE

CREATE

COMMUNICATE

17,609 Stores 218 MM Trans/Week

Design Solutions based Insight

Build Equity Drive Volume Increase Trips Increase Order Sizes Educate and Inform

One Media, Multiple Applications

Advertising Event Promotions Incentives Rewards Sampling

$2.9 Billion Annually

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Catalina Marketing Services

New CMS Programs Enhancing Growth & Profitability

Mutually Beneficial Promotion Events Retailer Data Services Predictive Modeling Advertising Transaction-Level Exclusivity

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CCM Directly Communicates To Top Shoppers And Anchors Trade Events

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CCM Solution Provides Manufacturers A Better Volume Driver At Lower Cost Than FSI

45% More Volume

X

1.7X

2.4X

20% Lower CPUM

Average Weekly Volume

Highest Volume Week

CCM Event Volume

FSI

CCM

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Catalina Category Marketing (CCM) Solves Price Gap Issues Against Discounters And Drives Sales

3.0%

7.1%

10.6%

Order Size

Trips/ID

Dollars/ID

* All measures expressed as per ID, Per week

** Summary of “Non-Participant vs Participant” ID’s for CCM programs to date SOURCE: Cannondale Associates

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Color greatly enhances the consumer’s experience

Current Printer

Color Printer

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Color And Graphic Printing Creates Superior Brand Representation

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Communication Of Core Message With Visualization Of Emotional Benefit

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Catalina Health Resource

Revenue: $76.2 M

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Catalina Health Resources

CAPTURE

Consumer Prescription Behavior

NDC Codes Pharmacy Patient ID

Gender, Age

12,423 Stores >33% of all Rx in U.S.

CREATE

Design Solutions Based Insight

Improve Prescription Compliance Build Awareness of Alternative and Adjunct Therapy Build Equity and Awareness of OTC Educate and Inform

COMMUNICATE

>1 Billion Annually

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CHR: FY05 Key Successes

Exceeded Sales and Profit Goals Completed Reorganization Key Retailers Renewed Launched Growth Platforms

Rebranded Newsletter as PATIENTLink™

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Catalina Health Resource $76.2 $71.4 $64.7 $66.2

$35.9

FY01 FY02 FY03 FY04 FY05

Revenue* (millions)

* The non-GAAP pro forma results are a supplement to the financial data based on generally accepted accounting principles (GAAP). See appendix for reconciliation to GAAP.

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Catalina Health Resource

Operating Profit* (millions) $20 $15 $10 $5 $0

($5)

($10) $0.7 $15.7

($6.8) FY03

FY04

FY05

* The non-GAAP pro forma results are a supplement to the financial data based on generally accepted accounting principles (GAAP). See appendix for reconciliation to GAAP.

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Catalina Marketing International

Revenue: $64.1 M

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Catalina Marketing International

CAPTURE

EAN/JAN Codes

5,907 Stores 66 MM Trans/Week

CREATE

Design Solutions based Insight

Drive Customer Loyalty Build Equity Drive Volume Increase Trips Increase Order Sizes Educate and Inform

COMMUNICATE

850+ MM Annually

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CMI Growth Status

France

Syndication and retail-centric models

Italy

Profitability progress

Germany

Pilots to roll-out

UK

Solid business development base

Japan

Syndication model succeeding

Belgium

New retail-centric client

Netherlands

New retail-centric client

New Countries

Follow retail relationships

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Catalina Marketing International

Japan

Stores

6000 4000 2000 0 $10.9

$3.3 $6.6 $2.7

FY02 FY03 FY04 FY05 $60.0 $40.0 $20.0 $0.0

Revenue

Stores Revenue (millions)

Europe

Stores

6000 4000 2000 0 $53.2

$43.0

$26.7

$18.8

FY02 FY03 FY04 FY05 $60.0 $40.0 $20.0 $0.0

Revenue

Stores Revenue (millions)

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Catalina Marketing International

Operating Income (millions) $20 $15 $10 $5 $0

($5) $15.5

$5.5

($1.2)

FY03 FY04 FY05

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Catalina Opportunities

New Business Development Building On Core Business

CORE

New, Innovative Solutions New Geographies CPG Expansion Specialty Retail

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New Business Development FY05 Successes

New Channels

Mass Test Walgreens C-Store Dollars

Specialty Retailers

New Products

RDOLI Advertising Loyalty Quotient Data Mining

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Catalina’s Growth Strategy Already Underway

Profit and Revenue

Extend Portfolio of Networks

Specialty Retail

New Channels, Customers, Geographies

New Innovations, New Geographies, CPG Expansion

Do What We Do, But Do It Better

New Products/Solutions to Existing Markets

12-15 Months

15-30 Months

30+ Months

Timing of Revenue/Profit Effect

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Q&A

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Appendix: Regulation “G” Requirements

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Reconciliation of Differences Between GAAP and Non-GAAP Financial Measures

We may, from time to time, discuss performance using the non-GAAP financial measures presented on the following slides. The following tables provide a reconciliation of the differences between the non-GAAP financial measures presented herein and the most directly comparable financial measures calculated and presented in accordance with GAAP.

The following slides include reconciliations for:

Revenues and Operating Income FY01 – FY05

Income from Continuing Ops and Diluted Earnings Per Share FY01-FY05 Free Cash Flow Catalina Health Resource Financial Results

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Reconciliation of U.S. GAAP to Pro Forma Financial Measures

Consolidated Revenue and Operating Income

in $ millions

Consolidated Revenue: 2001 2002 2003 2004 2005

* Non-GAAP Pro Forma $343.2 $374.5 $385.5 $397.0 $410.1

CHR revenue adjustment $(3.2) $(6.6) $(1.7) $11.6 $-

GAAP Basis Revenue $340.0 $367.9 $383.8 $408.6 $410.1

Consolidated Operating Income: 2001 2002 2003 2004 2005

* Non-GAAP Pro Forma $89.2 $105.6 $87.8 $86.6 $108.8

CHR revenue adjustment $(3.2) $(6.6) $(1.7) $11.6 $-

GAAP Basis Operating Income $86.0 $99.0 $86.1 $98.2 $108.8

* The non-GAAP pro forma results are a supplement to the financial data based on generally accepted accounting principles (GAAP). These non-GAAP pro forma results reflect the removal of the one-time deferral of revenues resulting from the prior years’ revenue recognition adjustments to Catalina Health Resource. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company’s operations for the year. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

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Reconciliation of U.S. GAAP to Pro Forma Financial Measures

Income from Continuing Ops and Earnings Per Share

Income From Continuing Operations: 2001 2002 2003 2004 2005

* Non-GAAP Pro Forma $57.6 $70.9 $52.7 $53.5 $68.6

CHR revenue adjustment $(1.9) $(4.3) $(1.1) $6.9 $-

GAAP Basis Income from Continuing Ops $55.7 $66.6 $51.6 $60.4 $68.6

Consolidated EPS: 2001 2002 2003 2004 2005

* Non-GAAP Pro Forma $0.99 $1.24 $0.96 $1.02 $1.31

CHR revenue adjustment $(0.03) $(0.07) $(0.02) $0.13 $-

GAAP Basis EPS $0.96 $1.17 $0.94 $1.15 $1.31

* The non-GAAP pro forma results are a supplement to the financial data based on generally accepted accounting principles (GAAP).

These non-GAAP pro forma results reflect the removal of the one-time deferral of revenues resulting from the prior years’ revenue recognition adjustments to Catalina Health Resource. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company’s operations for the year. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

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Reconciliation of U.S. GAAP to Non-GAAP Financial Measures Cash Flow

(In millions, except per share data)

2001

2002

2003

2004

2005

Consolidated Cash Flow:

Cash Flow From Operations - GAAP

$ 91.2

$ 118.2

$ 118.5

$ 138.1

$ 118.0

Less Operating Cash Flow - Disco Ops

$ (7.3)

$ (21.3)

$ (3.2)

$ (5.8)

$ (1.6)

CHR Revenue Adjustment

$ 1.9

$ 4.3

$ 1.1

$ (6.9)

$ -

Pro Forma CF From Operations

$ 85.8

$ 101.2

$ 116.4

$ 125.4

$ 116.4

Per Share

$ 1.48

$ 1.77

$ 2.12

$ 2.40

$ 2.22

Other Operating CF (excl. D&A)

$ 16.4

$ 8.1

$ (22.8)

$ (26.7)

$ (5.1)

Capital Expenditures - Continuing Ops

$ (50.8)

$ (30.1)

$ (41.5)

$ (25.7)

$ (22.3)

Pro Forma Free Cash Flow

$ 51.4

$ 79.2

$ 52.1

$ 73.0

$ 89.0

Per Share

$ 0.89

$ 1.39

$ 0.95

$ 1.40

$ 1.70

Diluted Shares Outstanding

57.919

57.104

54.885

52.324

52.356

* The non-GAAP pro forma results are a supplement to the financial data that is based on generally accepted accounting principles (GAAP). The non-GAAP pro forma results reflect adjustments to exclude non-recurring revenue resulting from the one-time deferral of CHR revenues in prior periods (and the related tax effect) resulting from revenue recognition adjustments in such prior years. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company’s operations for comparability with recurring results for the future. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

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Reconciliation of U.S. GAAP to Pro Forma Financial Measures CHR Revenue and Operating Income

in $ millions

CHR Revenue:

2001

2002

2003

2004

2005

*	Non-GAAP Pro Forma

$ 35.9

$ 71.4

$ 64.7

$ 66.2

$ 76.2

CHR revenue adjustment

$ (3.2)

$ (6.6)

$ (1.7)

$ 11.6

$ -

GAAP Revenue

$ 32.7

$ 64.8

$ 63.0

$ 77.8

$ 76.2

CHR Operating Income:

2001

2002

2003

2004

2005

*	Non-GAAP Pro Forma

$ (4.5)

$ 3.1

$ (6.8)

$ 0.6

$ 15.7

CHR revenue adjustment

$ (3.2)

$ (6.6)

$ (1.7)

$ 11.6

$ -

GAAP Operating Income

$ (7.7)

$ (3.5)

$ (8.5)

$ 12.2

$ 15.7

* The non-GAAP pro forma results are a supplement to the financial data based on generally accepted accounting principles (GAAP). These non-GAAP pro forma results reflect the removal of the one-time deferral of revenues resulting from the prior years’ revenue recognition adjustments to Catalina Health Resource. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company’s operations for the year. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

Confidential© 2005 Catalina Marketing Corporation.

Reproduce by permission only.

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.